UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 22, 2007

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-8328                            84-0608431
         (Commission File Number)                (I.R.S. Employer
                                                 Identification Number)

                                 (303) 665-5700
              (Registrant's Telephone Number, Including Area Code)

           5405 Spine Road, Boulder, Colorado              80301
         (Address of Principal Executive Offices)         (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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ITEM 2.02      Results of Operations and Financial Condition

               On February 22, 2007, Dynamic Materials Corporation, a Delaware corporation (the "Company"), issued a press release announcing its financial results for the year ended December 31, 2006. On the same date, the Company held a conference call, which was open to the public, to discuss these results. A copy of the Company's press release and a transcript of the related conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

               The information provided in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 9.01      Financial Statements and Exhibits

               (c) Exhibits.

               Exhibit 99.1 Press Release, dated February 22, 2007.

               Exhibit 99.2 Transcript of Earnings Conference Call held on February 22, 2007.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DYNAMIC MATERIALS CORPORATION


                                    By:   /s/ Richard A. Santa
                                          -------------------------------------
                                          Richard A. Santa
                                          Vice President and Chief Financial
                                          Officer



Dated:  February 27, 2007

                                INDEX TO EXHIBITS

Number              Description
------              -----------

Exhibit 99.1        Press Release, dated February 22, 2007.

Exhibit 99.2        Transcript of Earnings Conference Call held on February 22,
                    2007.